Monteagle
Fixed Income Fund

Summary Prospectus

December 21, 2018

Class I Shares: MFHRX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.monteaglefunds.com. You can also get this information at no cost by calling (888) 263-5593 or by sending an e-mail request to mwhite@nashcap.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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FUND SUMMARY

Investment Objective

The investment objective of the Monteagle Fixed Income Fund (the “Fund”) is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.96%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired (Underlying) Fund Fees and Expenses [1]	0.01%
Total Annual Fund Operating Expenses [1]	1.06%

[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

 Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Monteagle Fixed Income Fund –  Summary Prospectus -  Page 1

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities. The Fund invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) between 3 and 8 years; and rated at least Aa or higher by Moody’s Investors Service, Inc. or AA or higher by Standard & Poor’s Ratings Group for municipal bonds and A or higher by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group for corporate bonds. Under normal circumstances, at least 80% of the Fund’s net assets will be fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. government, mortgage-backed securities, taxable municipal bonds and corporate debt securities, with no more than 70% in any one category. The Fund, based on assessment of market conditions, will either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The securities purchased may have maturities ranging from overnight to 30 years.

Principal Investment Risks

An investment in the Fund is subject to investment risks, including the possible loss of some or all the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

Fixed Income Risk. The Fund’s share price, yield and total return will fluctuate in response interest rate movements. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The value of your investment may decrease when interest rates rise. To the extent the Fund invests in fixed income securities with longer maturities, the Fund will be more greatly affected by changes in interest rates, and will be more volatile, than a fund that invests in securities with shorter maturities. Rising interest rates may also reduce the amount of prepayments on the assets backing these securities, causing the Fund’s average maturity to rise and increasing the Fund’s potential for losses in value. The value of the Fund’s holdings will also be affected by the credit-worthiness of such holdings. To the extent a particular holding is deemed to be of a lower credit quality than when the Fund purchased it, the value of such holding may decline.

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Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed and other mortgage related securities. A decline in interest rates may result in losses in these securities’ values if actual prepayments occur at a much faster pace than had been expected when the securities were purchased.

Investment Selection Risk. The Fund’s ability to achieve its investment objective is dependent on the Sub-adviser’s ability to identify profitable investment opportunities for the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

Performance

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of bond market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total return of the Fund for the past ten full calendar years for periods subsequent to the effective date of the Fund’s registration statement

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
4.16%
5.39%
4.79%
5.15%
2.83%
-3.06%
2.98%
0.72%
1.14%
0.95%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

The Fund’s Institutional Class Shares year-to-date total return through September 30, 2018 was -1.17%.

During the period shown in the bar chart, the highest return for a quarter was 3.32% (for the quarter ended December 31, 2008) and the lowest return was -2.83% (for the quarter ended June 30, 2013).

Average Annual Total Returns
For Period Ended December 31, 2017

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The following table shows how the Fund’s average annual total returns compare to those of the Barclays Capital Intermediate U.S. Government/Credit Bond Index (formerly the Lehman Brothers Intermediate U.S. Government/Credit Bond Index) and the BofA Merrill Lynch 1-10 Yr. AAA-A U.S. Corporate & Government Index. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Fixed Income Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	0.95%	0.53%	2.45%
Institutional Class Return After Taxes on Distributions	0.37%	-0.06%	1.59%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	0.54%	0.14%	1.56%
Barclays Capital Intermediate U.S. Government/Credit Bond Index
(reflects no deduction for fees, expenses, or taxes)	2.14%	1.50%	3.32%
BofA Merrill Lynch 1-10 Yr. AAA-A U.S. Corporate & Government Index
(reflects no deduction for fees, expenses, or taxes)	1.61%	1.25%	2.96%

 Investment Adviser and Sub-Adviser

Nashville Capital Corporation is the investment adviser to the Fund. Howe and Rusling, Inc. is the investment Sub-adviser to the Fund.

Portfolio Managers

●	Craig D. Cairns, President and Chief Compliance Officer of the Sub-adviser, has managed the Fund since March 2003.

●	John J. Trentacoste, Vice President and Director of Fixed Income of the Sub-adviser, has managed the Fund since June 2018.

●	Todd J. Artwell, Senior Strategy Manager for the Sub-adviser, has managed the Fund since October 2018.

Purchase and Sale of Fund Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (Monteagle Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147) or by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum investment for the Fund is $50,000 for Class I shares and there is no subsequent minimum investment. To open an Individual Retirement Account (IRA), contact the Transfer Agent at (888) 263-5593.

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Tax Information

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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